SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

November 2, 2001
Date of Report (Date of earliest event reported)

AAMES FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-19604	95-340340
(State or other jurisdiction of incorporation)	(Commission file numbers)	(I.R.S. employer identification no.)
350 South Grand Avenue Los Angeles, California		90071
(Address of principal executive offices)		(ZIP Code)
(213) 210-5000
(Registrant's telephone number, including area code)
NA
(Former name or former address, if changed since last report)

Item 5. Other Events.

Reference is made to the press releases of the Registrant issued on November 5, 2001 which contain information meeting the requirements of this Item 5 and are incorporated herein by reference. Copies of the press releases are attached to this Form 8-K as Exhibit 99.1 and Exhibit 99.2.

Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

99.1	Press Release issued November 5, 2001 (2001 Annual Meeting)
99.2	Press Release issued November 5, 2001 (Acquisition of assets of Residential Money Center, Inc).
99.3	Presentation from the Registrant's 2001 Annual Meeting.

Item 9 Regulation FD Disclosure

On November 2, 2001 the Registrant held its 2001 Annual Meeting of Stockholders (the "Meeting"). The Registrant intends to make the presentation materials used at the Meeting available to the public through this filing. Reference is made to the presentation materials from the Meeting which contain information meeting the requirements of this Item 9 and are incorporated herein by reference. A copy of the presentation materials are attached to this Form 8-K as Exhibit 99.3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES FINANCIAL CORPORATION
By: /s/ John F. Madden, Jr. John F. Madden, Jr. Secretary

Dated: November 6, 2001

Index to Exhibits

Exhibit Index
99.1	Press Release issued November 5, 2001 (2001 Annual Meeting)
99.2	Press Release issued November 5, 2001 (Acquisition of assets of Residential Money Center, Inc).
99.3	Presentation from the Registrant's 2001 Annual Meeting.